As filed with the Securities and Exchange Commission on May 22, 2012
Registration No. 333-178729

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Post-Effective Amendment No. 1 to
Form S-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Altair Nanotechnologies Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	2890	33-1084375
(State or Other Jurisdiction of Incorporation)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

204 Edison Way
Reno, Nevada 89502
(775) 856-2500
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Stephen B. Huang
204 Edison Way
Reno, Nevada 89502
(775) 856-2500
with a copy to:
Bryan T. Allen, Esq.
Parr Brown Gee & Loveless
185 South State Street, Suite 800
Salt Lake City, Utah 84111
Phone: (801) 257-7963
Facsimile: (801) 532-7750
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Approximate date of commencement of proposed sale to the public:  Not applicable.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earliest effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☒
(Do not check if a smaller reporting company)

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-border Issuer Tender Offer)   ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)  ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant files a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 (this “Amendment”) to Registration Statement No. 333-178729 (the “Registration Statement”) is being filed pursuant to Rule 414(d) under the Securities Act of 1933 (the “Securities Act”) by Altair Nanotechnologies Inc., a Delaware corporation (“Altair Delaware”), as the successor to Altair Nanotechnologies Inc., a Canadian corporation (“Altair Canada”).  Effective May 15, 2012, Altair Canada changed its jurisdiction of incorporation from Canada to the State of Delaware by means of a domestication (the “Domestication”) under Section 188 of the Canada Business Corporations Act and Section 388 of the Delaware General Corporation Law.  Altair Delaware expressly adopts the Registration Statement, as modified by this Amendment, as its own registration statement for all purposes of the Securities Act and the Securities Exchange Act of 1934 (the “Exchange Act”).  For the purposes of this Amendment and the Registration Statement, references to the “Company,” “Altair,” the “Registrant,” “we,” “our,” “us” and similar terms mean, as of any time prior to the Domestication, Altair Canada and, as of any time after the Domestication, Altair Delaware.  The information contained in this Amendment sets forth additional information to reflect the Domestication.

In the Domestication, each of the Company’s outstanding shares remains outstanding as a share of common stock governed by the Certificate of Incorporation and Bylaws of the Company and the Delaware General Corporation Law.  The number of outstanding shares of the Company’s common stock is not affected by the Domestication.

It is not necessary for stockholders to exchange their existing Company share certificates for new stock certificates of the Company. Until surrendered and exchanged, each certificate evidencing the Company’s shares will be deemed for all purposes of the Company to evidence the identical number of shares of the Company’s common stock immediately following the effectiveness of the Domestication. Holders of uncertificated shares of the Company immediately prior to the Domestication continue as holders of uncertificated shares of common stock of the Company immediately following the effectiveness of the Domestication.

The business, assets and liabilities of the Company and its subsidiaries on a consolidated basis, as well as its principal locations and fiscal year, are the same immediately after the Domestication as they were immediately prior to the Domestication. In addition, the directors and executive officers of the Company immediately after the Domestication were the same individuals who were directors and executive officers, respectively, of the Company immediately prior to the Domestication.

The Company’s common stock continues to be listed for trading on the NASDAQ Capital Market under the ticker symbol “ALTI”.

PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20. Indemnification of Directors and Officers.

Section 145 of the Delaware General Corporation Law, or DGCL, provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees)), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Section 145 further provides that a corporation similarly may indemnify any such person serving in any such capacity who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney’s fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or such other court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

Altair Delaware's bylaws authorize the indemnification of officers and directors of the corporation consistent with Section 145 of the DGCL. The Company will enter into revised indemnification agreements with its directors in connection with the domestication providing the directors contractual rights to indemnification, and expense advance and reimbursement, to the fullest extent permitted under the DGCL.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons pursuant to the foregoing provisions, Altair Delaware has been informed that in the opinion of the SEC such indemnification is contrary to public policy as expressed in the Securities Act and, therefore, is unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the company of expenses incurred or paid by a director, officer or controlling person of the company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Altair Delaware will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 21. List of Exhibits.

See the Exhibit Index following the signature page hereof.

Item 22. Undertakings
The undersigned registrant hereby undertakes:

(a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a) (3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement;

(b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i) If the registrant is relying on Rule 430B:
A.           Each prospectus filed by the registrant pursuant to Rule 424(b)(3)shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

B.            Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or (ii) If the registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)           That prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other Items of the applicable form; and

(f)            That every prospectus (i) that is filed pursuant to paragraph (b) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act of 1933 and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933 each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

(g)           To respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form S-4, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request; and

(h)           To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Altair Nanotechnologies Inc. has duly caused this Registration Statement on Form S-4to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Reno, State of Nevada on May 22, 2012.

ALTAIR NANOTECHNOLOGIES INC.

By:	/s/ Stephen Huang
Stephen Huang
Chief Financial Officer

ADDITIONAL SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Alexander Lee*	Interim Chief Executive Officer and Director	May 22, 2012
Alexander Lee	(Principal Executive Officer and authorized representative of the Registrant in the United States)
/s/ Stephen B. Huang	Chief Financial Officer and Secretary	May 22, 2012
Stephen B. Huang	(Principal Financial and Accounting Officer)

/s/ Yincang Wei*	Chairman of the Board	May 22, 2012
Yincang Wei

/s/ Guohua Sun*	Director	May 22, 2012
Guohua Sun

/s/ Liming Zou*	Director and President	May 22, 2012
Liming Zou

/s/Jun Liu*	Director	May 22, 2012
Jun Liu

/s/ Frank Zhao*	Director	May 22, 2012
Frank Zhao

/s/ Hong Guo*	Director	May 22, 2012
Hong Guo

*By: /s/ Stephen Huang
          Stephen Huang Attorney-in-Fact

EXHIBIT INDEX

Item 21. List of Exhibits.

Exhibit No.	Description	Incorporated by Reference/ Filed Herewith
3.1	Certificate of Incorporation	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on May 15, 2012. **
3.2	Bylaws	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on May 15, 2012. **
4.1	Form of Common Stock Certificate	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on May 15, 2012. **
4.2	Amended and Restated Shareholder Rights Plan dated October 15, 1999, with Equity Financial Trust Company	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on November 19, 1999. **
4.3	Amendment No. 1 to Shareholder Rights Plan Agreement dated October 5, 2008, with Equity Financial Trust Company	Incorporated by reference to the Company's Current Report on Form 8-K filed with the SEC on October 6, 2008. **
4.4	Restated Amendment No. 2 to Amendment and Restated Shareholder Rights Plan Agreement with Equity Financial Trust Company	Incorporated by reference to the Company's Quarterly Report on Form 10-Q filed with the SEC on August 3, 2011. **
4.5	Form of Common Share Purchase Warrant re May 2009 Offering	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on May 22, 2009. **
5.1	Opinion of Parr Brown Gee and Loveless, PC re the legality of the securities registered	Filed herewith
8.1	Opinion of Parr Brown Gee and Loveless PC re U.S. tax matters	Incorporated by reference to the Company's Registration Statement on Form S-4 filed with the SEC on December 23, 2011, File No. 333-178729.
8.2	Opinion of Cassels Brock & Blackwell, LLP re Canadian tax matters	Incorporated by reference to the Company's Registration Statement on Form S-4 filed with the SEC on December 23, 2011, File No. 333-178729.
10.1	1998 Altair International Inc. Stock Option Plan***	Incorporated by reference to the Company’s Definitive Proxy Statement on Form 14A filed with the SEC on May 12, 1998. **
10.2	Altair Nanotechnologies Inc. 2005 Stock Incentive Plan (Second Amended and Restated)***	Incorporated by reference to the Company's Registration Statement on Form S-4 filed with the SEC on December 23, 2011, File No. 333-178729.
10.3	Standard Form of Stock Option Agreement under 2005 Stock Incentive Plan***	Incorporated by reference to the Company’s Annual Report on Form 10-K filed with the SEC on March 13, 2007. **
10.4	Standard Form of Stock Option Agreement for Executives under 2005 Stock incentive Plan *	Incorporated by reference to the Quarterly Report on Form 10-Q filed with the SEC on May 8, 2008. **

Exhibit No.	Description	Incorporated by Reference/ Filed Herewith
10.5	Standard Form of Restricted Stock Agreement under 2005 Stock Incentive Plan***	Incorporated by reference to the Company’s Annual Report on Form 10-K filed with the SEC on March 13, 2007. **
10.6	Standard Form of Director’s Indemnification Agreement***	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on June 20, 2008. **
10.7	Flagship Business Accelerator Tenant Lease dated July 1, 2007 with the Flagship Enterprise Center, Inc.	Incorporated by reference to the Company’s Quarterly Report on Form 10-Q filed with the SEC August 9, 2007. **
10.7.1	Amendment to the Flagship Business Accelerator Tenant Lease dated March 1, 2008 with the Flagship Enterprise Center, Inc.	Incorporated by reference to the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 8, 2008. **
10.8	Letter agreement dated July 20, 2008 with Phoenix Motorcars, Inc.	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on July 24, 2008. **
10.9	Contract dated January 29, 2008 with the office of Naval Research	Incorporated by reference to the Company’s Annual Report on Form 10-K filed with the SEC on March 14, 2008**
10.10	Service Agreement dated February 11, 2008 with Melpar BVBP	Incorporated by reference to the Company’s Annual Report on Form 10-K filed with the SEC on March 14, 2008. **
10.11	Mandate & Contractor ship Agreement dated February 11, 2008 with Rik Dobbelaere***	Incorporated by reference to the Company’s Annual Report on Form 10-K filed with the SEC on March 14, 2008.**
10.12	Separation Agreement and Release of All Claims dated April 18, 2008 with Alan Gotcher***	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on April 23, 2008. **
10.13	Employment Agreement dated March 10, 2008 with Jeffrey A. McKinney***	Incorporated by reference to the Company’s Annual Report on Form 10-K filed with the SEC on March 14, 2008. **
10.14	Separation Agreement and Release of All Claims dated September 5, 2008 with Jeffrey McKinney***	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on September 5, 2008. **
10.15	Employment Agreement dated April 7, 2008 with John Fallini***	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on April 9, 2008. **
10.16	Employment Agreement dated June 16, 2008 with C. Robert Pedraza***	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on June 20, 2008. **
10.17	Registration Rights Agreement dated November 29, 2007 with Al Yousuf LLC	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on November 30, 2007. **
10.17.1	Amendment No. 1 to Registration Rights Agreement with Al Yousuf, LLC dated as of September 30, 2008	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on October 6, 2008. **
10.17.2	Amendment No. 2 to Registration Rights Agreement with Al Yousuf, LLC dated August 14, 2009	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on September 4, 2009. **

Exhibit No.	Description	Incorporated by Reference/ Filed Herewith
10.18	Stock Purchase and Settlement Agreement with Al Yousuf, LLC dated as of September 30, 2008	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on October 6, 2008. **
10.20	Amended and Restated Agreement dated August 4, 2009 with Spectrum Pharmaceuticals, Inc. *	Incorporated by reference to the Quarterly Report on Form 10-Q filed with the SEC on August 7, 2009. **
10.21	Product Purchase Agreement dated August 4, 2009 with Proterra LLC*	Incorporated by reference to the Quarterly Report on Form 10-Q filed with the SEC on August 7, 2009. **
10.22	Employment Agreement dated December 9, 2009 with Stephen Balogh***	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on December 14, 2009. **
10.23	Contract with the U.S. Army RDECOM Acquisition Center dated September 3, 2009.	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on October 13, 2009. **
10.23	Employment Agreement dated September 4, 2009 with Bruce Sabacky***	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on September 10, 2009. **
10.25	Placement Agent Agreement with Lazard Capital Markets, LLC dated May 22, 2009	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on May 22, 2009. **
10.26	Form of Subscription Agreement re May 2009 Offering	Incorporated by reference to the Company's Current Report on Form 8-K filed with the SEC on May 22, 2009. **
10.27	Contract dated May 22, 2009 with the Office of Naval Research	Incorporated by reference to the Company's Current Report on Form 8-K filed with the SEC on May 29, 2009. **
10.28	Employment Agreement dated April 7, 2010 with Terry Copeland ***	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on April 9, 2010. **
10.29	Redemption Agreement dated April 30, 2010 with The Sherwin-Williams Company	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on May 5, 2010. **
10.30	Definitive Agreement dated April 30, 2010 with The Sherwin-Williams Company *	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on May 5, 2010. **
10.31	License Agreement dated April 30, 2010 with The Sherwin-Williams Company	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on May 5, 2010. **
10.32	Product Purchase Agreement dated May 4, 2010 with Proterra Inc.	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on May 6, 2010. **
10.33	Amendment to Employment Agreement dated March 15, 2010 with Robert Pedraza ***	Incorporated by reference to the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 10, 2010. **

Exhibit No.	Description	Incorporated by Reference/ Filed Herewith
10.34	At Market Issuance Sales Agreement with Thomas Weisel Partners LLC dated June 9, 2010	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on June 9, 2010. **
10.35	Amended and Restated Master Product Purchase Agreement dated June 22, 2010 with Proterra, Inc.	Incorporated by reference to the Current Report on Form 8-K filed with the SEC on June 25, 2010. **
10.36	Purchase Order No. 3 and Security Agreement dated June 22, 2010 with Proterra, Inc.	Incorporated by reference to the Current Report on Form 8-K filed with the SEC on June 25, 2010. **
10.37	Share Subscription Agreement dated September 20, 2010 with Canon Investment Holdings Limited	Incorporated by reference to the Quarterly Report on Form 10-Q filed with the SEC on November 4, 2010. **
10.37.1	First Amendment to Share Subscription Agreement dated February 16, 2011 with Canon Investment Holdings Limited	Incorporated by reference to the Current Report on Form 8-K filed with the SEC on February 16, 2011. **
10.37.2	Second Amendment to Share Subscription Agreement dated May 17, 2011 by and between Altair Nanotechnologies Inc. and Canon Investment Holdings Limited	Incorporated by reference to the Current Report on Form 8-K filed with the SEC on May 17, 2011, File No. 001-12497. **
10.37.3	Third Amendment to Share Subscription Agreement dated June 3, 2011 by and between Altair Nanotechnologies Inc. and Canon Investment Holdings Limited	Incorporated by reference to the Current Report on Form 8-K filed with the SEC on June 3, 2011, File No. 001-23597. **
10.37.4	Fourth Amendment to Share Subscription Agreement dated June 20, 2011 by and between Altair Nanotechnologies Inc. and Canon investment Holdings Limited	Incorporated by reference to the Current Report on Form 8-K filed with the SEC on June 21, 2011, File No. 001-12497. **
10.37.5	Fifth Amendment to Share Subscription Agreement dated July 21, 2011 by and between Altair Nanotechnologies Inc. and Canon investment Holdings Limited	Incorporated by reference to the Current Report on Form 8-K filed with the SEC on July 25, 2011, File No. 001-12497. **
10.38	Conditional Supply and Technology Licensing Agreement dated September 20, 2010 with Zhuhai Yintong Energy Co. Ltd., a wholly-owned subsidiary of Canon.	Incorporated by reference to the Quarterly Report on Form 10-Q filed with the SEC on November 4, 2010. **
10.39	Investor Rights Agreement dated September 20, 2010 with Canon Investment Holdings Limited	Incorporated by reference to the Quarterly Report on Form 10-Q filed with the SEC on November 4, 2010. **
10.40	Waiver and Rights Agreement dated September 20, 2010 with Al Yousuf LLC and Canon Investment Holdings Limited	Incorporated by reference to the Quarterly Report on Form 10-Q filed with the SEC on November 4, 2010. **
10.41	Employment Agreement dated August 25, 2010 with Dan Voelker***	Incorporated by reference to the Quarterly Report on Form 10-Q filed with the SEC on November 4, 2010. **
10.42	Employment Agreement dated August 25, 2010 with Tom Kieffer***	Incorporated by reference to the Quarterly Report on Form 10-Q filed with the SEC on November 4, 2010. **
10.43	Placement Agent Agreement, dated March 28, 2011 with JMP Securities LLC.	Incorporated by reference to the Current Report on Form 8-K filed with the SEC on March 29, 2011, File No. 001-12497. **

Exhibit No.	Description	Incorporated by Reference/ Filed Herewith
10.44	Form of Series A Common Share Purchase Warrant	Incorporated by reference to the Current Report on Form 8-K filed with the SEC on March 29, 2011, File No. 001-12497. **
10.45	First Amendment to Share Subscription Agreement dated February 16, 2011 by and between Altair Nanotechnologies Inc. and Canon Investment Holdings Limited.	Incorporated by reference to the Current Report on Form 8-K filed with the SEC on February 16, 2011, File No. 001-12497. **
10.46	Form of Securities Purchase Agreement dated March 28, 2011	Incorporated by reference to the Current Report on Form 8-K filed with the SEC on March 29, 2011, File No. 001-12497. **
10.47	Note Secured By A Deed of Trust	Incorporated by reference to the Current Report on Form 8-K filed with the SEC on May 2, 2011, File No. 001-12497. **
10.48	Deed of Trust	Incorporated by reference to the Current Report on Form 8-K filed with the SEC on May 2, 2011, File No. 001-12497. **
10.49	Guaranty	Incorporated by reference to the Current Report on Form 8-K filed with the SEC on May 2, 2011, File No. 001-12497. **
10.50	Hazardous Materials Indemnity Agreement	Incorporated by reference to the Current Report on Form 8-K filed with the SEC on May 2, 2011, File No. 001-12497. **
10.51	Revised Sales Agreement dated February 9, 2011 with Inversiones Energeticas, S.A de C.V.*	Incorporated by reference to the Company's Quarterly Report on Form 10-Q filed with the SEC on November 4, 2011. **
10.52	INE Extension dated September 12, 2011	Incorporated by reference to the Company's Quarterly Report on Form 10-Q filed with the SEC on November 4, 2011. **
10.53	Employment Agreement dated as of September 18, 2011 with H. Frank Gibbard	Incorporated by reference to the Company's Quarterly Report on Form 10-Q filed with the SEC on November 4, 2011. **
10.54	Employment Agreement dated as of September 18, 2011 with Stephen B. Huang	Incorporated by reference to the Company's Quarterly Report on Form 10-Q filed with the SEC on November 4, 2011. **
21	List of Subsidiaries	Incorporated by reference from Item 1 of this report.
23.1	Consent of Perry-Smith LLP	Filed herewith.
23.2	Consent of Parr Brown Gee & Loveless, PC	Included in Exhibits 5.1 and 8.1
23.3	Consent of Cassels Brock & Blackwell, LLP	Included in Exhibit 8.2
24	Powers of Attorney	Included in the Signature Page hereof.

Exhibit No.	Description	Incorporated by Reference/ Filed Herewith
101.1
The following financial information from, formatted in XBRL (eXtensible Business Reporting Language): (i)  Consolidated Balance Sheets as of September 30, 2011 and  December 31, 2011, (ii) Consolidated Balance Sheets as of December 31, 2010 and December 31, 2009, (iii)  Consolidated Statements of Operations for the three month periods ended September 30, 2011 and 2010, the nine month periods ended September 30, 2011 and 2010,  (iv) Consolidated Statements of Operations for the annual periods ended December 31, 2010 , 2009 and 2008, (v)  Consolidated Statements of Stockholders Equity and Comprehensive Loss for the period from December 31, 2007 through September 30, 2011, (vi) Condensed Consolidated Statements of Cash Flows for the nine month periods ended September 30, 2011 and 2010 and the annual periods ended December 31, 2010, 2009 and 2008, and (vii) Condensed Consolidated Statements of Cash Flows for annual periods ended December 31, 2010, 2009 and 2008.
Incorporated by reference to the Company's Registration Statement on Form S-4 filed with the SEC on December 23, 2011, File No. 333-178729.

 *Portions of this Exhibit have been omitted pursuant to Rule 24b-2, are filed separately with the SEC and are subject to a confidential treatment request.

 ** SEC File No. 1-12497.

*** Indicates management contract or compensatory plan or arrangement.